ANNUAL REPORT DECEMBER 31, 2001

JPMORGAN FUNDS

International
Opportunities
Portfolio

[LOGO] JPMORGAN FLEMING
       Asset Management

CONTENTS

President's Letter                                  1

JPMorgan International
Opportunities Portfolio
Portfolio Commentary                                3

Portfolio of Investments                            6

Financial Statements                               11

Notes to Financial Statements                      14

Financial Highlights                               20

HIGHLIGHTS

-    Large cap U.S. equities fall for second consecutive year

-    Successful policy response to September 11th terrorist attacks

-    U.S. and international equity markets rebound in final quarter

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO


PRESIDENT'S LETTER                                           FEBRUARY 4, 2002

DEAR SHAREHOLDER:

We are pleased to present the annual report for the JPMorgan International Opportunities Portfolio for the year ended December 31, 2001.

A SOBERING YEAR

2001 was a disappointing year for equities. After a decade of uninterrupted economic growth in the United States and most of the developed world, economic activity decelerated dramatically. The U.S. economy slowed significantly, particularly in the second half of the year. Growth also deteriorated in Europe and the United Kingdom, while Japan experienced a serious recession. Consequently, U.S. large cap equities fell for the second year in a row and international equity markets also dropped.

The September 11th terrorist attacks on the United States compounded the world's already serious economic difficulties. In the equity markets, the following fortnight saw a frightening fall in prices.

However, the economic slowdown appears to have been relatively mild and chiefly confined to the technology and telecommunications industries. Capital spending slowed dramatically in these sectors and the loss of confidence fed through to the broader economy. This was different from previous economic cycles, where central banks have normally triggered slowdowns by raising rates to curb runaway consumer spending.

The economic situation was reflected in equity markets. The worst stock price declines were in technology and telecommunications companies. Additionally, the stretched valuations of large caps meant that they had further to fall. In the United States, the technology-laden NASDAQ Index fell 29.2%, the broad-based S&P 500 Index declined 11.9% and the small cap S&P 600 actually rose 6.5%. To a certain extent, this scenario was repeated in international markets.

STRONG FINAL QUARTER

By October, equity markets began to sense a pick up in economic activity. From focusing on fear and recession, investors viewed the developed world's fiscal, monetary and military actions with increasing optimism. The Federal Reserve Board had accelerated its program of rate cuts following the September terrorist attacks, and by the year-end rates had been eased 11 times in 2001, falling to 1.75%. Rates were also cut in Europe, the United Kingdom and Japan.

In the final quarter, the S&P 500 Index rose 10.7% and the MSCI EAFE Index, which tracks international markets, climbed 7.0%. At JPMorgan Fleming Asset Management, a number of our funds were well positioned for this rally. Following September's mini-crash, some portfolio managers chose to buy more of their favored stocks at exceptionally cheap prices.

OUTLOOK

We believe that the optimism expressed by markets in late 2001 is broadly justified. The decisive actions of the Fed and other central banks is likely to cause a recovery in the second half of 2002, although corporate earnings growth is unlikely to be as rapid as it was in the late 1990s. The one exception to this picture is Japan, where deep-rooted economic difficulties remain. However, equities everywhere are fully valued and so stock selection is more important than ever.

Finally, we would once again like to express our deep sorrow to those affected by the year's horrific terrorist attacks.

Sincerely yours,

/s/ GEORGE C.W. GATCH

George C.W. Gatch
President
JPMorgan Funds

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO

         AS OF DECEMBER 31, 2001

HOW THE PORTFOLIO PERFORMED

JPMorgan International Opportunities Portfolio, which seeks to provide long-term capital appreciation from a portfolio of foreign companies, had a loss of 19.14% for the year ended December 31, 2001. This compares to a loss of 19.50% from the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

HOW THE PORTFOLIO WAS MANAGED

2001 was a very difficult year for equities, generally, and international equities, specifically. The first half of the year was marked by a slowing global economy, particularly that of the U.S. Investors debated whether the Federal Reserve Board would be able to achieve a soft landing for the economy by cutting interest rates (which it did a record 11 times during the year, leaving rates at a 40+ year low).

The terrorist attacks of September 11th worsened already negative investor sentiment, and global markets declined proportionately. Interestingly, as we entered the fourth quarter, there was a very large, positive upswing in sentiment. Despite declining corporate profitability, investors embraced the idea that the U.S. (and, by extension, global) economy would soon begin to heal, and that, consequently, corporate earnings might recover sooner than expected.

Their confidence carried over into global equity markets, which in the fourth quarter saw a major rebound from their lows of September. This was especially true in the formerly out-of-favor telecommunications and technology sectors.

The impact of September 11th on the Portfolio's management was minimal. We took the opportunity to add to positions that had been excessively punished by declining investor sentiment, i.e., in the transport and travel sectors. We also reviewed our growth expectations and cut our earnings forecasts for the fourth quarter of 2001 and the first quarter of 2002. We continue to focus our efforts on fundamentally attractive companies.

Over the year, we added the most value with investments in the automotive, banking, basic industry and technology sectors, while investments in the insurance sector detracted from performance. In banking, we did well by mostly avoiding Japanese banks (notably Mizuho), and by favoring major banks in Australia and the U.K. We did well in the automotive sector by favoring names like Honda and Hyundai and avoiding Toyota and European car stocks. In the tech sector, we benefited by holding more defensive names, such as Rohm in Japan, and avoiding or underweighting stocks we thought were too expensive, such as Nokia. In insurance, our position in Zurich Financial was punished early in the year owing to news of an earnings surprise and an increase in loss reserves.

LOOKING AHEAD

At their present levels, it appears that U.S. equities are fairly valued but not cheap. International equities offer better value, and should benefit from the rebound in global growth in 2002.

The major risk to this scenario rests with consumers, particularly those in the U.S. If the consumer becomes nervous, particularly with regard to the threat of unemployment, then growth estimate for the current year will be under threat.


                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

United Kingdom                         22.2%
Japan                                  19.8%
France                                  9.7%
Australia                               6.3%
Spain                                   6.0%
Netherlands                             5.7%
Switzerland                             5.5%
Germany                                 3.2%
Singapore                               3.2%
Hong Kong                               2.4%
Italy                                   2.2%
Denmark                                 2.0%
India                                   1.8%
Russia                                  1.7%
Belgium                                 1.6%
Finland                                 1.6%
South Korea                             1.1%
Venezuela                               1.0%
Brazil                                  0.7%
Taiwan                                  0.7%
Sweden                                  0.6%
Mexico                                  0.5%
United States                           0.3%
Philippines                             0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. VODAFONE GROUP PLC (3.9%) Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and mobile data and Internet services.

2. TOTAL FINA ELF SA (3.6%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division, which produces rubber, paint, ink, adhesives and resins.

3. UNICREDITO ITALIANO SPA (2.2%) Attracts deposits and offers commercial, retail and investment banking and financial services. The Company offers consumer loans, credit cards, lease financing, Internet stock brokerage services and life and non-life insurance.

4. GLAXOSMITHKLINE PLC (2.2%) A research-based pharmaceutical group that develops, manufactures and markets vaccines, prescription and over-the-counter medicines, as well as health-related consumer products. The Group, which also provides laboratory testing and disease management services, specializes in treatments for respiratory, central nervous system, gastro-intestinal and genetic disorders.

5. NOVO-NORDISK SA (2.0%) The Company develops, produces and markets pharmaceutical preparations such as insulin and diabetes care products, hormone preparations and industrial enzymes. Novo Nordisk markets its products worldwide.

6. BNP PARIBAS (2.0%) Attracts deposits and offers banking services. The Bank offers consumer, mortgage, commercial and industrial loans, foreign exchange services, discount securities brokerage services, lease financing factoring, international trade financing, private banking services and life insurance. BNP also advises on mergers and acquisitions, capital restructuring and privatization.

7. TELEFONICA SA (1.9%) A Telecommunications and multimedia company based in Spain. The Company offers fixed-line and mobile phone services, data transmission, Internet services and multimedia communications.

8. RELIANCE INDUSTRIES LTD (1.8%) Manufactures synthetic fibers, fiber intermediates, petrochemicals and textiles, blended yarn, fabric and polyester staple fiber. The Company's petrochemicals division produces linear alkyl benzene, purified terepthalic acid, high-density polyethylene, polyvinylchoride, ethylene, toulene, crude oil, gas, paraffin, xylene, ethylene glycol and propylene.

9. IBERDROLA SA (1.7%) Generates, distributes, and trades electricity, as well as markets energy products in Spain and Latin America. The Company operates nuclear, hydroelectric, oil-fueled and coal-burning plants. Through subsidiaries, Iberdrola also offers engineering, real estate and telecommunications services.

10. RECKITT BENCKISER PLC (1.7%) Manufactures and distributes a wide range of household, toiletry, pharmaceutical and food products in the United Kingdom, North America, Latin America, Europe, Australia, Asia and Africa.

TOP 10 EQUITY HOLDINGS COMPRISED 23.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($24,317,263). AS OF DECEMBER 31, 2001, THE FUND HELD 93 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

                                  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                                                       SINCE INCEPTION
                                                 1 YEAR       3 YEARS       5 YEARS        (1/3/95)
------------------------------------------------------------------------------------------------------
International Opportunities Portfolio            -19.14%       -2.39%         0.53%          3.88%


LIFE OF FUND PERFORMANCE (01/03/95 TO 12/31/01)

[CHART]

                                JPMORGAN                  MSCI ALL COUNTRY          LIPPER VARIABLE ANNUITY
                             INTERNATIONAL                  WORLD INDEX               INTERNATIONAL FUNDS
                        OPPORTUNITIES PORTFOLIO            FREE (EX-U.S.)                   AVERAGE
12/31/1994                       $10,000                       $10,000                       $10,000
 1/31/1995                        $9,850                        $9,546                        $9,585
 2/28/1995                        $9,640                        $9,494                        $9,628
 3/31/1995                       $10,160                       $10,031                        $9,905
 4/30/1995                       $10,430                       $10,422                       $10,256
 5/31/1995                       $10,321                       $10,376                       $10,384
 6/30/1995                       $10,231                       $10,233                       $10,431
 7/31/1995                       $10,911                       $10,813                       $10,981
 8/31/1995                       $10,582                       $10,438                       $10,791
 9/30/1995                       $10,752                       $10,616                       $10,990
10/31/1995                       $10,601                       $10,333                       $10,796
11/30/1995                       $10,802                       $10,576                       $10,906
12/31/1995                       $11,238                       $10,994                       $11,226
 1/31/1996                       $11,383                       $11,145                       $11,493
 2/29/1996                       $11,446                       $11,145                       $11,596
 3/31/1996                       $11,601                       $11,353                       $11,804
 4/30/1996                       $11,871                       $11,697                       $12,190
 5/31/1996                       $11,850                       $11,521                       $12,207
 6/30/1996                       $12,006                       $11,580                       $12,290
 7/31/1996                       $11,633                       $11,195                       $11,867
 8/31/1996                       $11,747                       $11,261                       $12,051
 9/30/1996                       $12,058                       $11,541                       $12,281
10/31/1996                       $12,161                       $11,425                       $12,241
11/30/1996                       $12,659                       $11,865                       $12,761
12/31/1996                       $12,719                       $11,728                       $12,839
 1/31/1997                       $12,525                       $11,513                       $12,817
 2/28/1997                       $12,699                       $11,724                       $13,009
 3/31/1997                       $12,827                       $11,699                       $13,032
 4/30/1997                       $12,938                       $11,798                       $13,051
 5/31/1997                       $13,423                       $12,526                       $13,796
 6/30/1997                       $14,040                       $13,218                       $14,407
 7/31/1997                       $14,492                       $13,485                       $14,821
 8/31/1997                       $13,533                       $12,424                       $13,773
 9/30/1997                       $14,383                       $13,096                       $14,632
10/31/1997                       $13,159                       $11,981                       $13,568
11/30/1997                       $13,103                       $11,831                       $13,469
12/31/1997                       $13,411                       $11,968                       $13,566
 1/31/1998                       $13,614                       $12,326                       $13,866
 2/28/1998                       $14,360                       $13,148                       $14,784
 3/31/1998                       $14,942                       $13,602                       $15,544
 4/30/1998                       $15,158                       $13,700                       $15,793
 5/31/1998                       $14,785                       $13,451                       $15,850
 6/30/1998                       $14,546                       $13,401                       $15,769
 7/31/1998                       $14,665                       $13,528                       $15,971
 8/31/1998                       $12,201                       $11,620                       $13,735
 9/30/1998                       $11,602                       $11,375                       $13,203
10/31/1998                       $13,027                       $12,566                       $14,175
11/30/1998                       $13,720                       $13,242                       $14,902
12/31/1998                       $14,045                       $13,698                       $15,386
 1/31/1999                       $14,246                       $13,683                       $15,600
 2/28/1999                       $13,819                       $13,377                       $15,202
 3/31/1999                       $14,592                       $14,023                       $15,759
 4/30/1999                       $15,294                       $14,724                       $16,484
 5/31/1999                       $14,852                       $14,032                       $15,826
 6/30/1999                       $15,671                       $14,677                       $16,651
 7/31/1999                       $16,086                       $15,022                       $17,123
 8/31/1999                       $16,247                       $15,074                       $17,257
 9/30/1999                       $16,313                       $15,176                       $17,343
10/31/1999                       $16,743                       $15,741                       $17,975
11/30/1999                       $17,546                       $16,370                       $19,465
12/31/1999                       $19,194                       $17,931                       $21,876
 1/31/2000                       $18,042                       $16,958                       $20,794
 2/29/2000                       $18,681                       $17,416                       $22,316
 3/31/2000                       $18,778                       $18,072                       $22,472
 4/30/2000                       $17,967                       $17,063                       $21,002
 5/31/2000                       $17,591                       $16,627                       $20,282
 6/30/2000                       $18,441                       $17,335                       $21,180
 7/31/2000                       $17,884                       $16,650                       $20,469
 8/31/2000                       $18,175                       $16,856                       $20,835
 9/30/2000                       $17,132                       $15,921                       $19,652
10/31/2000                       $16,437                       $15,415                       $18,921
11/30/2000                       $15,658                       $14,724                       $18,007
12/31/2000                       $16,155                       $15,226                       $18,644
 1/31/2001                       $16,212                       $15,455                       $18,715
 2/28/2001                       $15,017                       $14,231                       $17,280
 3/31/2001                       $13,807                       $13,225                       $15,942
 4/30/2001                       $14,750                       $14,125                       $17,026
 5/31/2001                       $14,560                       $13,735                       $16,555
 6/30/2001                       $14,121                       $13,208                       $15,957
 7/31/2001                       $13,537                       $12,914                       $15,457
 8/31/2001                       $13,434                       $12,593                       $15,005
 9/30/2001                       $11,916                       $11,257                       $13,390
10/31/2001                       $12,296                       $11,573                       $13,733
11/30/2001                       $12,850                       $12,102                       $14,274
12/31/2001                       $13,058                       $12,258                       $14,448

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolio commenced operations on 1/3/95.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the Indices does not include sales charges, but includes reinvestment of all distributions. The performance of the benchmark also reflects an initial investment at the end of the month preceding the Portfolio's commencement of operations. The MSCI All Country World Index Free (ex U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper Variable Annuity International Funds Average describes the average total return for all the funds in the indicated Lipper category, as defined by Lipper Inc. Investors cannot invest directly in an index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and difference in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified "Regional" investing.

                                  (UNAUDITED)

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO
         PORTFOLIO OF INVESTMENTS

AS OF DECEMBER 31, 2001

   SHARES    ISSUER                                                                      VALUE
-------------------------------------------------------------------------------------------------
  LONG-TERM INVESTMENTS-- 99.7%
             COMMON STOCKS-- 98.1%
             AUSTRALIA-- 4.7%
   17,000    AMP LTD                                                                 $    160,470
    8,100    Commonwealth Bank of Australia                                               124,144
   15,100    National Australia Bank LTD                                                  246,267
    4,352    News Corp., LTD                                                               34,802
   88,600    Santos LTD                                                                   281,196
  111,500    Southern Pacific Petroleum NL *                                               33,105
   53,759    WMC LTD                                                                      263,441
                                                                                      -----------
                                                                                        1,143,425
             BELGIUM-- 1.6%
   14,311    Interbrew                                                                    391,833

             BRAZIL-- 0.7%
   10,700    Tele Norte Leste Participacoes SA, ADR                                       167,241

             DENMARK-- 2.0%
   11,974    Novo-Nordisk SA, Class B                                                     489,692

             FINLAND-- 1.6%
    6,687    Nokia OYJ                                                                    172,431
   16,267    Stora Enso OYJ, R Shares                                                     206,251
                                                                                      -----------
                                                                                          378,682
             FRANCE-- 9.7%
   10,977    AXA                                                                          229,394
    5,439    BNP Paribas                                                                  486,710
      612    Compagnie de Saint-Gobain                                                     92,365
    1,843    Lafarge SA                                                                   172,142
    5,015    Societe Generale, Class A                                                    280,649
    6,067    Total Fina Elf SA                                                            866,490
    6,792    Vivendi Environnement                                                        226,543
                                                                                      -----------
                                                                                        2,354,293
             GERMANY-- 3.2%
      470    Allianz AG                                                                   111,318
    6,119    Altana AG                                                                    305,108
    5,900    MAN AG                                                                       124,767
      400    Muenchener Rueckversicherungs AG                                             108,611
    2,600    Schering AG                                                                  137,976
                                                                                      -----------
                                                                                          787,780
             HONG KONG-- 2.4%
  174,000    CNOOC LTD                                                                    164,006
   86,300    Hong Kong Electric Holdings                                                  320,945
   12,000    Sun Hung Kai Properties LTD                                                   96,949
                                                                                      -----------
                                                                                          581,900
             INDIA-- 1.8%
   32,594    Reliance Industries LTD, GDR, #                                              443,279

             ITALY-- 2.2%
  134,000    Unicredito Italiano SPA                                                      538,105


                       See notes to financial statements.

AS OF DECEMBER 31, 2001

   SHARES    ISSUER                                                                      VALUE
-------------------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
-------------------------------------------------------------------------------------------------
             JAPAN-- 19.8%
    4,000    Advantest Corp.                                                             $226,461
   14,000    Chugai Pharmaceutical Co., LTD                                               162,262
  111,000    Daiwa Bank Holdings, Inc. *                                                   69,449
   42,000    Daiwa Securities Group, Inc.                                                 220,800
    4,600    Fast Retailing Co., LTD                                                      409,247
   44,000    Fujitsu LTD                                                                  320,281
    9,800    Honda Motor Co., LTD                                                         391,073
       60    KDDI Corp.                                                                   112,162
   24,000    Matsushita Electric Industrial Co., LTD                                      308,195
   71,000    Minebea Co., LTD                                                             382,466
  111,000    Mitsubishi Chemical Corp.                                                    236,296
   18,000    Mitsubishi Pharma Corp.                                                      202,991
   40,000    NEC Corp.                                                                    408,058
       22    NTT Docomo, Inc.                                                             258,509
   18,000    Ricoh Co., LTD                                                               335,114
    1,200    Rohm Co., LTD                                                                155,745
    5,000    Takeda Chemical Industries LTD                                               226,232
   24,000    Tostem Inax Holding Corp.                                                    324,675
       13    West Japan Railway Co.                                                        58,126
                                                                                      -----------
                                                                                        4,808,142
             MEXICO-- 0.5%
  127,458    Grupo Financiero BBVA Bancomer, Class O, *                                   116,775

             NETHERLANDS-- 5.7%
    6,723    Aegon NV                                                                     181,979
   14,300    Heineken Holding NV, Class A                                                 407,447
   10,685    Numico NV                                                                    249,075
   13,033    TPG NV                                                                       281,992
   12,065    Wolters Kluwer NV                                                            275,013
                                                                                      -----------
                                                                                        1,395,506
             PHILIPPINES-- 0.2%
   40,916    ABS-CBN Broadcasting Corp., PDR                                               18,832
   72,700    First Philippine Holdings *                                                   35,927
                                                                                      -----------
                                                                                           54,759
             RUSSIA-- 1.7%
    8,383    LUKOIL, ADR                                                                  410,713

             SINGAPORE-- 3.2%
   53,000    Chartered Semiconductor Manufacturing LTD *                                  140,644
   48,000    DBS Group Holdings LTD                                                       358,733
   23,000    Singapore Press Holdings LTD                                                 271,541
                                                                                      -----------
                                                                                          770,918
             SOUTH KOREA-- 1.1%
   28,100    Hyundai Motor Co., LTD, GDR                                                  279,595

             SPAIN-- 6.0%
    4,654    Acerinox SA                                                                  155,604
   31,700    Banco Bilbao Vizcaya Argentaria SA                                           392,337
   32,475    Iberdrola SA                                                                 422,749
    2,808    Repsol YPF SA                                                                 40,954
   33,680    Telefonica SA *                                                              450,730
                                                                                      -----------
                                                                                        1,462,374

                       See notes to financial statements.

AS OF DECEMBER 31, 2001

   SHARES    ISSUER                                                                      VALUE
-------------------------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
-------------------------------------------------------------------------------------------------
             SWEDEN-- 0.6%
   25,400    Telefonaktiebolaget LM Ericsson, B Shares                                   $138,022

             SWITZERLAND-- 5.5%
   25,412    ABB LTD                                                                      244,891
   10,900    Compagnie Financiere Richemont AG, Class A                                   202,533
    3,104    Credit Suisse Group                                                          132,364
      520    Nestle SA                                                                    110,872
    7,152    UBS AG                                                                       360,982
    1,260    Zurich Financial Services AG                                                 295,591
                                                                                      -----------
                                                                                        1,347,233
             TAIWAN-- 0.7%
   25,487    Compal Electronics, Inc., GDR, #, *                                          160,978

             UNITED KINGDOM-- 22.2%
   22,200    BAE Systems PLC                                                               99,999
    7,036    Barclays PLC                                                                 232,962
   25,784    BBA Group PLC                                                                106,198
  136,001    British Airways PLC                                                          385,973
   37,900    British American Tobacco PLC                                                 321,303
   46,353    Cable & Wireless PLC                                                         222,961
  286,453    Corus Group PLC *                                                            300,169
   26,400    Friends Provident PLC *                                                       76,845
   21,055    GlaxoSmithKline PLC                                                          527,984
   40,500    Hays PLC                                                                     122,602
   54,935    P & O Princess Cruises PLC *                                                 319,808
   28,242    Reckitt Benckiser PLC                                                        411,032
   40,804    Reuters Group PLC                                                            403,824
   55,592    Scottish Power PLC                                                           307,451
   72,518    Tesco PLC                                                                    262,800
   40,000    Unilever PLC                                                                 328,336
  359,883    Vodafone Group PLC                                                           941,479
                                                                                      -----------
                                                                                        5,371,726
             VENEZUELA-- 1.0%
   16,901    Compania Anonima Nacional Telefonos de                                       237,459
             Venezuela (CANTV) ADR
             ------------------------------------------------------------------------------------
             Total Common Stocks                                                       23,830,430
             (Cost $25,705,715)
             ------------------------------------------------------------------------------------
             Preferred Stock-- 1.6%
             ----------------------
             AUSTRALIA-- 1.6%
   59,800    News Corp., LTD                                                              399,481
             (Cost $537,488)

             WARRANT-- 0.0%
             --------------
             FRANCE-- 0.0%
    6,792    Vivendi Environnement, expires 03/08/06                                        2,782
             (Cost $0)
-------------------------------------------------------------------------------------------------
             Total Long-Term Investments                                               24,232,693
             (Cost $26,243,203)
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

AS OF DECEMBER 31, 2001

PRINCIPAL
 AMOUNT      ISSUER                                                                      VALUE
-------------------------------------------------------------------------------------------------
         SHORT-TERM INVESTMENT-- 0.3%
-------------------------------------------------------------------------------------------------
             U.S. Treasury Security-- 0.3%
             -----------------------------
  $85,000    U.S. Treasury Bill, @, 1.67%, 04/18/02                                  $     84,570
             (Cost $84,578)
-------------------------------------------------------------------------------------------------
             Total Investments-- 100.0%                                              $ 24,317,263
             (Cost $26,327,781)
-------------------------------------------------------------------------------------------------


FUTURES CONTRACTS

                                                                                             NOTIONAL
 NUMBER                                                                        VALUE AT      UNREALIZED
   OF                                                   EXPIRATION             12/31/01     APPRECIATION
CONTRACTS             DESCRIPTION                          DATE                  (USD)          (USD)
--------------------------------------------------------------------------------------------------------
                      LONG FUTURES OUTSTANDING
    1                 FTSE 100 Index                     March, 2002           $ 75,840           $  65
    1                 Topix Index                        March, 2002             77,980             252
    5                 DJ Euro Stoxx 50 Index             March, 2002            170,601           1,574

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                         NET
                                                                                                      UNREALIZED
                                                         SETTLEMENT                VALUE             APPRECIATION/
                                     SETTLEMENT             VALUE               AT 12/31/01         (DEPRECIATION)
CONTRACTS TO BUY                        DATE                (USD)                  (USD)                 (USD)
------------------------------------------------------------------------------------------------------------------------
    210,075    CAD for
    150,000    EUR                     2/21/02           $   133,817            $  131,559             $   (2,258)
    306,998    CHF for
    130,000    GBP                     2/21/02               188,656               184,918                 (3,738)
    280,000    EUR for
  2,655,576    SEK                     2/21/02               252,473               249,792                 (2,681)
     10,000    GBP for
     24,330    CHF                     1/3/02                 14,654                14,554                   (100)
    188,145    GBP for
    300,000    EUR                     2/21/02               267,634               273,035                  5,401
    140,000    GBP for
    371,882    SGD                     2/21/02               201,498               203,168                  1,670
  1,350,000    SEK for
     88,397    GBP                     2/21/02               128,281               128,348                     67
    984,453    AUD                     2/21/02               509,130               502,317                 (6,813)
  1,421,931    CAD                     2/21/02               893,768               890,481                 (3,287)
  1,484,427    EUR                     2/21/02             1,306,145             1,324,279                 18,134
    459,883    GBP                     2/21/02               657,895               667,381                  9,486
242,465,520    JPY                     2/21/02             1,897,982             1,854,589                (43,393)
  4,607,475    SEK                     2/21/02               434,109               438,046                  3,937
    251,904    SGD                     2/21/02               137,495               136,490                 (1,005)
                                                         --------------------------------------------------------
                                                         $ 7,023,537            $6,998,957             $  (24,580)
                                                         --------------------------------------------------------

                       See notes to financial statements.

AS OF DECEMBER 31, 2001
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- CONTINUED

                                                                                                           NET
                                                                                                        UNREALIZED
                                                           SETTLEMENT              VALUE               APPRECIATION/
                                     SETTLEMENT               VALUE             AT 12/31/01           (DEPRECIATION)
CONTRACTS TO SELL                       DATE                  (USD)                (USD)                  (USD)
-------------------------------------------------------------------------------------------------------------------
  2,508,023    AUD                     2/21/02           $ 1,304,122            $1,279,719             $   24,403
  2,768,971    DKK                     2/21/02               325,731               330,819                 (5,088)
  1,140,000    EUR                     2/21/02             1,011,009             1,017,011                 (6,002)
    550,000    GBP                     2/21/02               790,353               798,158                 (7,805)
341,535,561    JPY                     2/21/02             2,800,129             2,612,363                187,766
  1,143,022    SGD                     2/21/02               625,578               619,327                  6,251
                                                         --------------------------------------------------------
                                                         $ 6,856,922            $6,657,397             $  199,525
                                                         --------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, DECEMBER 31, 2001

INDUSTRY                                       % OF INVESTMENT SECURITIES
-------------------------------------------------------------------------
Banking                                                   12.3%
Telecommunications                                        11.1
Pharmaceuticals                                            8.4
Oil & Gas                                                  7.4
Food/Beverage Products                                     7.2
Electronics/Electrical Equipment                           6.1
Multi-Media                                                5.8
Utilities                                                  4.5
Insurance                                                  4.1
Consumer Products                                          3.0
Financial Services                                         3.0
Chemicals                                                  2.8
Automotive                                                 2.8
Retailing                                                  2.5
Construction Materials                                     2.4
Computers/Computer Hardware                                2.0
Other (below 2%)                                          14.6
-------------------------------------------------------------------------
Total                                                    100.0%
-------------------------------------------------------------------------

INDEX:
*         --  Non-income producing security.
#         --  All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@         --  Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
ADR       --  American Depositary Receipt.
AUD       --  Australian Dollar.
CAD       --  Canadian Dollar.
CHF       --  Swiss Franc.
DKK       --  Danish Krona.
GDR       --  Global Depositary Receipt.
EUR       --  Euro.
GBP       --  Great Britain Pound.
JPY       --  Japanese Yen.
PDR       --  Philippine Depositary Receipt.
SEK       --  Swedish Krona.
SGD       --  Singapore Dollar.
USD       --  United States Dollar.

                       See notes to financial statements.

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO
         STATEMENT OF ASSETS AND LIABILITIES
         As of December 31, 2001

-----------------------------------------------------------------------------------
ASSETS:
   Investment securities, at value                                     $ 24,317,263
   Cash                                                                     463,310
   Receivables:
      Investment securities sold                                             11,027
      Interest and dividends                                                 14,386
      Shares of beneficial interest sold                                      4,296
      Unrealized gain on forward foreign currency contracts                 257,115
      Foreign tax reclaim                                                    58,992
-----------------------------------------------------------------------------------
Total Assets                                                             25,126,389
-----------------------------------------------------------------------------------
LIABILITIES:
   Payables:
      Foreign currency due to custodian, at value (cost $80,906)             82,497
      Investment securities purchased                                         7,471
      Shares of beneficial interest redeemed                                  1,497
      Unrealized loss on forward foreign currency contracts                  82,170
   Accrued liabilities:
      Investment advisory fees                                                7,743
      Custodian fees                                                          4,096
      Trustees' fees                                                          2,531
      Other                                                                  79,681
-----------------------------------------------------------------------------------
Total Liabilities                                                           267,686
-----------------------------------------------------------------------------------
NET ASSETS:
   Paid in capital                                                       31,959,974
      Accumulated overdistributed net investment income                     (69,439)
      Accumulated net realized loss on investments, futures and
      foreign exchange transactions                                      (5,195,302)
      Net unrealized depreciation of investments, futures and
      foreign exchange translations                                      (1,836,530)
-----------------------------------------------------------------------------------
Total Net Assets                                                       $ 24,858,703
-----------------------------------------------------------------------------------
Shares of beneficial interest outstanding (no par value;
unlimited number of shares authorized):                                   2,808,679
Net asset value, redemption and offering price per share               $       8.85
-----------------------------------------------------------------------------------
Cost of investments                                                    $ 26,327,781
===================================================================================

                       See notes to financial statements.

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO
         STATEMENT OF OPERATIONS
         For the year ended December 31, 2001

------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend                                                       $    562,769
   Interest                                                             39,836
   Foreign taxes withheld                                              (54,150)
------------------------------------------------------------------------------
Total investment income                                                548,455
------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                            157,804
   Custodian fees                                                      125,372
   Printing and postage                                                 12,745
   Professional fees                                                    34,047
   Transfer agent fees                                                  16,904
   Trustees' fees                                                       15,104
   Other                                                                 4,745
------------------------------------------------------------------------------
Total expenses                                                         366,721
------------------------------------------------------------------------------
   Less expense reimbursements                                          50,573
------------------------------------------------------------------------------
      Net expenses                                                     316,148
------------------------------------------------------------------------------
Net investment income                                                  232,307
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on transactions from:
      Investments                                                   (4,632,486)
      Futures                                                         (104,751)
      Foreign exchange contracts                                        39,498
   Change in net unrealized appreciation/depreciation from:
      Investments                                                   (1,013,580)
      Futures contracts                                                  9,434
      Foreign exchange translations                                    167,295
   Net realized and unrealized loss on investments, futures and
   foreign exchange transactions                                    (5,534,590)
------------------------------------------------------------------------------
   Net decrease in net assets from operations                     $ (5,302,283)
==============================================================================

                       See notes to financial statements.

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO
         STATEMENT OF CHANGES IN NET ASSETS
         For the year ended December 31,

                                                                2001             2000
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income                                    $    232,307    $    166,883
   Net realized gain (loss) on investments,
   futures and foreign currency transactions                  (4,697,739)        769,181
   Change in net unrealized appreciation/depreciation of
   investments, futures and foreign exchange translations       (836,851)     (5,133,765)
----------------------------------------------------------------------------------------
      Decrease in net assets from operations                  (5,302,283)     (4,197,701)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (259,790)        (67,137)
   Net realized gain on investment transactions                 (803,719)       (592,900)
----------------------------------------------------------------------------------------
      Total distributions to shareholders                     (1,063,509)       (660,037)
----------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                67,349,764      46,972,955
   Dividends reinvested                                        1,063,509         660,037
   Cost of shares redeemed                                   (64,968,528)    (37,299,770)
----------------------------------------------------------------------------------------
   Increase from capital share transactions                    3,444,745      10,333,222
----------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                 (2,921,047)      5,475,484
----------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                        27,779,750      22,304,266
----------------------------------------------------------------------------------------
   End of period                                            $ 24,858,703    $ 27,779,750
----------------------------------------------------------------------------------------
   Accumulated overdistributed net investment income        $    (69,439)   $   (106,412)
----------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Issued                                                      6,969,103       3,693,325
   Reinvested                                                    110,222          58,720
   Redeemed                                                   (6,719,077)     (2,916,749)
----------------------------------------------------------------------------------------
   Change in Shares                                              360,248         835,296
========================================================================================

                       See notes to financial statements.

JPMORGAN INTERNATIONAL
         OPPORTUNITIES PORTFOLIO
         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- JPMorgan International Opportunities Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

As of December 31, 2001, the Portfolio had outstanding futures contracts as listed on the Portfolio of Investments.

C. FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

As of December 31, 2001, the Portfolio had open forward foreign currency contracts as shown on the Portfolio of Investments.

E. SECURITY TRANSACTIONS -- Investment transactions are accounted for as of the trade date. Securities gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

F. INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or as of the time the relevant ex-dividend amount becomes known. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

G. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

H. FEDERAL INCOME TAXES -- It is the Porfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

I. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The tax character of distributions paid during the year ended December 31, 2001 were as follows:

Ordinary income                                                     $    611,521
Long-term capital gain                                                   451,988
                                                                    ------------
                                                                    $  1,063,509
                                                                    ============

At December 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income                                $   103,629
     Plus/Less: cumulative timing differences                                 --
                                                                    ------------
Undistributed ordinary income or overdistribution of
ordinary income                                                          103,629
                                                                    ============
Current distributable long-term capital gain or
tax basis capital loss carryover                                    $ (3,919,243)
     Plus/Less: cumulative timing differences                           (794,292)
                                                                    ------------
Undistributed long-term gains/accumulated capital loss                (4,713,535)
                                                                    ============
Unrealized appreciation/(depreciation)                              $ (2,491,365)
                                                                    ============

The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to wash sale deferrals and mark to market of forward foreign currency exchange contracts. The cumulative timing difference primarily consists of Post-October Capital Losses deferred.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser"), an affiliate of JPMorgan Chase Bank ("JPMorgan") (formerly Morgan Guaranty Trust Company of New York) and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

B. ADMINISTRATION FEE -- The Portfolio has an Administration Agreement with JPMorgan (the "Administrator"), under which the Administrator is responsible for providing certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.60% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

Prior to May 1, 2001, the Portfolio retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator for the Portfolio. Under the Co-Administration Agreement between FDI and the Portfolio, the Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses.

Effective May 1, 2001, BISYS Fund Services, L.P. ("BISYS") has been named as the Portfolio's Sub-Administrator. For its services as Sub-Administrator, BISYS receives a portion of the fees payable to JPMorgan as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- On November 18, 2001, JPMorgan began providing portfolio accounting and custody services for the Portfolio. The amounts paid to JPMorgan by the Portfolio for custody and accounting fees were $11,437 and are included in custodian fees as presented on the Statement of Operations.

3. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) of investment securities at December 31, 2001 were:

                             GROSS                      GROSS
 AGGREGATE                UNREALIZED                 UNREALIZED              NET UNREALIZED
   COST                  APPRECIATION               DEPRECIATION              DEPRECIATION
-------------------------------------------------------------------------------------------
$26,809,548                $621,621                 $(3,113,906)              $(2,492,285)

As of December 31, 2001, the Portfolio has a capital loss carryover which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset capital gains, it is probable that the gains so offset will not be distributed to shareholders. The amount of the carryover and the expiration date are as follows:

  AMOUNT                        EXPIRATION DATE
-------------------------------------------------
$3,919,243                      December 31, 2009

Capital losses incurred after October 31 ("Post-October Capital Losses") within a Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio incurred $794,293 in Post-October Capital Losses and it elected to defer such capital losses.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES                   SALES                    PURCHASES                   SALES
(EXCLUDING U.S.           (EXCLUDING U.S.                OF U.S.                   OF U.S.
  GOVERNMENT)               GOVERNMENT)                GOVERNMENT                GOVERNMENT
-------------------------------------------------------------------------------------------
  $23,916,066               $20,440,208                    $--                       $--

5. CONCENTRATIONS

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities. As of December 31, 2001, the Portfolio invested approximately 19.8% and 22.2% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in Japan and the United Kingdom.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

6. CORPORATE EVENT

On November 10, 2001, Morgan Guaranty Trust Company of New York merged with and into The Chase Manhattan Bank to create The JPMorgan Chase Bank.

JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                         YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
                                                                         2001         2000         1999        1998         1997
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance:
Net asset value, beginning of period                                   $  11.35     $  13.83     $  10.52    $  10.60     $  11.73
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                                 0.09        (0.01)        0.11        0.14         0.15
     Net gains or losses in securities (both realized and unrealized)     (2.24)       (2.18)        3.71        0.40         0.44
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                 (2.15)       (2.19)        3.82        0.54         0.59
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
     Dividends from net investment income                                  0.09         0.04         0.11        0.16         0.41
     Distributions from capital gains                                      0.26         0.25         0.40          --         1.31
     Distributions in excess of net realized gain                            --           --           --        0.46           --
----------------------------------------------------------------------------------------------------------------------------------
         Total dividends and distributions                                 0.35         0.29         0.51        0.62         1.72
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   8.85     $  11.35     $  13.83    $  10.52     $  10.60
==================================================================================================================================
Total return                                                             (19.14%)     (15.84%)      36.66%       4.73%        5.43%
Ratios/supplemental data:
     Net assets, end of period (in thousands)                          $ 24,859     $ 27,780     $ 22,304    $  9,788     $  6,780
Ratios to average net assets:
     Net expenses                                                          1.20%        1.20%        1.20%       1.20%        1.20%
     Net investment income                                                 0.88%        0.65%        0.85%       0.44%        0.88%
     Expenses without reimbursements                                       1.40%        1.73%        1.98%       3.26%        4.25%
     Net investment income without reimbursements                          0.68%        0.12%        0.07%      (1.62%)      (2.17%)
Portfolio turnover rate                                                      82%          88%          66%        127%         149%
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO
         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
JPMorgan International Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Opportunities Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 14, 2002

JPMorgan INTERNATIONAL
         OPPORTUNITIES PORTFOLIO
         TRUSTEE AND TAX LETTER INFORMATION (UNAUDITED)

TRUSTEE -- The following table contains basic information regarding the Trustees that oversee operations of the Trust.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS               POSITION         TERM OF OFFICE           PRINCIPAL          NUMBER OF           OTHER
AND AGE                     HELD WITH        AND LENGTH               OCCUPATIONS        PORTFOLIOS IN       DIRECTORSHIPS
                            JPMORGAN         OF TIME SERVED           DURING PAST        JPMORGAN FUND       HELD OUTSIDE
                            FUND COMPLEX                              5 YEARS            COMPLEX             JPMORGAN FUND
                                                                                         OVERSEEN BY         COMPLEX
                                                                                         TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John N. Bell;               Trustee          6 years                  Retired; formerly         5            None
462 Lenox Ave.,                                                       Assistant
South Orange, NJ                                                      Treasurer,
07079; Age 70                                                         Consolidated
                                                                      Edison Company
                                                                      of New York, Inc.
------------------------------------------------------------------------------------------------------------------------------------
John R. Rettberg;           Trustee          6 years                  Retired; formerly         5            Director of Enalasys,
42 Belcourt,                                                          Corporate Vice                         Independent Colleges
Newport Beach, CA                                                     President and                          of Southern California,
92660; Age 64                                                         Treasurer, Northrop                    Junior Achievement,
                                                                      Grumman Corp.                          Pepperdine University
                                                                      "Northrop"                             and Vari-Lite
                                                                                                             International Corp.
------------------------------------------------------------------------------------------------------------------------------------
John F. Ruffle;             Trustee         6 years                   Retired; formerly         5            Director of Bethlehem
Pleasantville Rd,                                                     Director and Vice                      Steel Corp., Wackenhut
New Vernon, NJ 07976;                                                 Chairman,                              Corrections Corp.,
Age 64                                                                J.P. Morgan                            Wackenhut Corp.,
                                                                      Chase & Co. and                        Trident Corp. and
                                                                      Trustee, The John                      American Shared
                                                                      Hopkins University                     Hospital Services
------------------------------------------------------------------------------------------------------------------------------------
Kenneth Whipple, Jr.;       Trustee         6 years                   Retired; formerly         5            Director of CMS Energy
1115 Country Club Drive,                                              Executive Vice                         Corp., Consumers
Bloomfield Hills, MI                                                  President, Ford                        Energy Co., WTVS-TV,
48304; Age 67                                                         Motor Company,                         Galileo International
                                                                      President, Ford                        and Associates
                                                                      Financial Services                     First Capital Corp.
                                                                      Group, Chairman,
                                                                      Ford Motor Credit
                                                                      Company
------------------------------------------------------------------------------------------------------------------------------------

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER -- The Portfolio distributed long-term capital gains in the amount of $451,988.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

ANNUAL REPORT

INVESTMENT ADVISOR
J.P. Morgan Investment
Management, Inc.

ADMINISTRATOR
AND CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Sullivan & Cromwell

INDEPENDENT
ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


                    JPMorgan Funds Fulfillment Center
                          393 Manley Street
                     West Bridgewater, MA 02379-1039


(C)J.P. Morgan Chase & Co., 2002  All Rights Reserved. February 2002


                                                                       AN-IP-202